                                   Exhibit 99

                            Joint Filer Information

Designated Filer:           BLUM CAPITAL PARTNERS, L.P.

Statement for Month/Day/Year:     August 14, 2007

Issuer & Symbol:                  Janus Capital Group, Inc. (JNS)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person: 10% Owner

                                   Signatures

After reasonable inquiry and to the best of our knowledge

and belief, the undersigned certify that the information

set forth in this statement is true, complete and correct.

August 14, 2007

RICHARD C. BLUM & ASSOCIATES, INC.     BLUM CAPITAL PARTNERS, L.P.

                                       By:  Richard C. Blum & Associates, Inc.

                                            Its General Partner

By:  /s/ Gregory D. Hitchan            By:  /s/ Gregory D. Hitchan

     ------------------------------         ------------------------------

     Gregory D. Hitchan                     Gregory D. Hitchan

     Partner, Chief Operating Officer,      Partner, Chief Operating Officer,

     General Counsel and Secretary          General Counsel and Secretary

BLUM STRATEGIC GP II, L.L.C.          BLUM STRATEGIC GP III, L.L.C.

By: /s/ Gregory D. Hitchan              By:  /s/ Gregory D. Hitchan

    ---------------------------------      ---------------------------------

    Gregory D. Hitchan                     Gregory D. Hitchan

    Managing Member                        Managing Member

BLUM STRATEGIC GP III, L.P.           SADDLEPOINT PARTNERS GP, L.L.C.

By:  Blum Strategic GP III, L.L.C.    By:  Blum Capital Partners, L.P.

     Its General Partner                   its Managing Member

                                           By:  Richard C. Blum & Associates, Inc.,

                                           its General Partner

By: /s/ Gregory D. Hitchan              By:  /s/ Gregory D. Hitchan

    ---------------------------------      ---------------------------------

    Gregory D. Hitchan                     Gregory D. Hitchan

    Partner, Chief Operating Officer,

    General Counsel and Secretary